Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated February 9, 2017, with respect to the consolidated financial statements, schedule, and internal control over financial reporting included in the Annual Report of ION Geophysical Corporation and subsidiaries on Form 10-K for the year ended December 31, 2016. We hereby consent to the incorporation by reference of said reports in the following Registration Statements of ION Geophysical Corporation and subsidiaries:

1.	Registration Statement (Form S-8 No. 33-54394) pertaining to the Input/Output, Inc. Amended 1990 Stock Option Plan and Amended and Restated 1991 Outside Directors’ Stock Option Plan,

2.	Registration Statement (Form S-8 No. 33-46386) pertaining to the Input/Output, Inc. 1990 Restricted Stock Plan, 1990 Stock Option Plan and 1991 Directors’ Stock Option Plan,

3.
Registration Statement (Form S-8 No. 33-85304) pertaining to the Input/Output, Inc. Amended 1990 Stock Option Plan and the Input/Output, Inc. Amended and Restated 1991 Outside Directors’ Stock Option Plan,

4.	Registration Statement (Form S-8 No. 333-14231) pertaining to the Input/Output, Inc. 1996 Non‑Employee Director Stock Option Plan,

5.	Registration Statement (Form S-8 No. 333-24125) pertaining to the Input/Output, Inc. Employee Stock Purchase Plan,

6.	Registration Statement (Form S-8 No. 333-80297) pertaining to the Input/Output, Inc. 1998 Restricted Stock Plan,

7.	Registration Statement (Form S-8 No. 333-36264) pertaining to the Input/Output, Inc. 2000 Restricted Stock Plan,

8.	Registration Statement (Form S-8 No. 333-49382) pertaining to the Input/Output, Inc. 2000 Long-Term Incentive Plan,

9.	Registration Statement (Form S-8 No. 333-60950) pertaining to the Input/Output, Inc. Non‑Employee Directors’ Retainer Plan,

10.	Registration Statement (Form S-8 No. 333-112677) pertaining to the Input/Output, Inc. 2003 Employee Stock Option Plan,

11.	Registration Statement (Form S-8 No. 333-116355) pertaining to the GX Technology Corporation Employee Stock Option Plan,

12.	Registration Statement (Form S-8 No. 333-117716) pertaining to the Input/Output, Inc. Concept Systems Employment Inducement Stock Option Program,

Exhibit 23.1

13.
Registration Statement (Form S-8 No. 333-123831) pertaining to the Input/Output, Inc. GX Technology Corp. Employment Inducement Stock Option Program and the Input/Output, Inc. April 2005 Inducement Equity Program,

14.	Registration Statement (Form S-8 No. 333-125655) pertaining to the Input/Output, Inc. 2004 Long‑Term Incentive Plan,

15.	Registration Statement (Form S-8 No. 333-135775) pertaining to the Input/Output, Inc. Second Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan,

16.	Registration Statement (Form S-3 No. 333-112263) of Input/Output, Inc.,

17.	Registration Statement (Form S-3 No. 333-123632) of Input/Output, Inc.,

18.	Registration Statement (Form S-8 No. 333-145274) pertaining to the Third Amended and Restated Input/Output, Inc. 2004 Long-Term Incentive Plan,

19.	Registration Statement (Form S-8 No. 333-155378) pertaining to the Fourth Amended and Restated 2004 Long-Term Incentive Plan and the ARAM Systems Employee Inducement Stock Options Program,

20.	Registration Statement (Form S-3 No. 333-159898) of ION Geophysical Corporation,

21.	Registration Statement (Form S-8 No. 333-167943) pertaining to the Fifth Amended and Restated 2004 Long-Term Incentive Plan and the ION Geophysical Corporation Employee Stock Purchase Plan,

22.	Registration Statement (Form S-3 No. 333-166200) of ION Geophysical Corporation,

23.	Registration Statement (Form S-8 No. 333-176046) pertaining to the Sixth Amended and Restated 2004 Long-Term Incentive Plan,

24.	Registration Statement (Form S-8 No. 333-190474) pertaining to the 2013 Long-Term Incentive Plan,

25.	Registration Statement (Form S-4 No. 333-194110) of ION Geophysical Corporation, and

26.	Registration Statement (Form S-8 No. 333-209707) pertaining to the 2013 Long-Term Incentive Plan.

/s/ GRANT THORNTON LLP

Houston, Texas
February 9, 2017